                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 1998
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                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)


   Delaware                      333-56081                     52-1495132
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(State or other                 (Commission                  (IRS Employee
jurisdiction of                 File Number)              Identification No.)
incorporation)


 343 Thornall Street, Edison, NJ 08837                          08837
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(Address of principal executive offices)                       Zip Code

           Registrant's telephone, including area code: (732) 205-0600


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         (Former name and former address, if changed since last report)

ITEM 2.           Acquisition or Disposition of Assets:General.

                  On September 29, 1998, Chase Mortgage Finance Corporation issued its Multi- Class Mortgage Pass-Through Certificates, Series 1998-AS2, such series representing interests in a pool of fixed rate conventional one- to four-family mortage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 21, 1998, as supplemented by the prospectus supplement dated September 23, 1998 (together, the "Prospectus").

                  The Class A Certificates consist of the Class IA-1 Certificates, the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIIA-1 Certificates, the Class IIIA-2 Certificates, Class IIIA-3 Certificates, the Class A-X Certificates, the Class A-P Certificates and the Class A-R Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B- 3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

                  The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.           Financial Statements and Exhibits.

                  (c)      Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                Description
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     4                     Pooling and Servicing Agreement among Chase
                           Mortgage Finance Corporation, Chase
                           Manhattan Mortgage Corporation and Citibank,
                           N.A., as trustee, dated as of September 1, 1998, for Multi-Class Mortgage Pass-Through
                           Certificates, Series 1998- AS2.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION

September 29, 1998
                                            By:    /s/ Eileen Lindblom
                                                   ------------------------
                                            Name:  Eileen Lindblom
                                            Title: Vice President

                                INDEX TO EXHIBITS


Exhibit No.               Description
-----------               -----------
    4                     Pooling and Servicing Agreement among Chase
                          Mortgage Finance Corporation, Chase
                          Manhattan Mortgage Corporation and Citibank,
                          N.A., as trustee, dated as of September 1, 1998, for Multi-Class Mortgage Pass-Through
                          Certificates, Series 1998-AS2.